GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Stockholders and Board of Directors and of

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Guangzhou Monte Fino Yacht Company Limited and Subsidiaries (the “Company”) as of December 31, 2018 and 2017, the related consolidated statements of operations and comprehensive loss, cash flows and changes in stockholder’s (deficit) equity for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 3 to the consolidated financial statements, the Company has experienced the continuous losses for the years ended December 31, 2018 and 2017. Also, at December 31, 2018, the Company has incurred an accumulated deficit of $332,503.  Management’s plans in regard to this matter are described in Note 3.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ HKCM CPA & Co.

We have served as the Company's auditor since 2019.

Hong Kong, China

December 30, 2019

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$19,890	$9,855
Accounts receivable	4,348	-
Deposits and prepayments	54,499	46,108
Other receivables	12,818	4,999

Total current assets	91,555	60,962

Non-current assets
Plant and equipment	287,441	341,415

TOTAL ASSETS	$378,996	$402,377

LIABILITIES AND STOCKHOLDER’S (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$7,782	$3,381
Accrued liabilities and other payables	60,235	-
Amount due to a director	489,177	389,405

Total current liabilities	557,194	392,786

TOTAL LIABILITIES	557,194	392,786

Commitments and contingencies

STOCKHOLDER’S (DEFICIT) EQUITY
Paid-up capital	143,892	143,892
Accumulated other comprehensive income	10,413	3,519
Accumulated deficit	(332,503)	(137,820)

Stockholder’s (deficit) equity	(178,198)	9,591

TOTAL LIABILITIES AND STOCKHOLDER’S (DEFICIT) EQUITY	$378,996	$402,377

See accompanying notes to consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2018	2017

Revenue, net	$856	$1,117

Operating expenses:
General and administrative expenses	(195,761)	(194,842)
Total operating expenses	(195,761)	(194,842)

LOSS FROM OPERATION	(194,905)	(193,725)

Other income:
Sundry income	222	85,288

Total other income	222	85,288

LOSS BEFORE INCOME TAXES	(194,683)	(108,437)

Income tax expense	-	-

NET LOSS	(194,683)	(108,437)

Other comprehensive income:
– Foreign currency adjustment income	6,894	3,519

COMPREHENSIVE LOSS	$(187,789)	$(104,918)

See accompanying notes to consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2018	2017

Cash flow from operating activities:
Net loss	$(194,683)	$(108,437)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation of plant and equipment	37,314	36,528

Change in operating assets and liabilities:
Accounts receivables	(4,348)	-
Deposits and prepayments	(7,819)	(46,108)
Other receivables	(8,391)	61,805
Account payables	4,401	(276,181)
Accrued liabilities and other payables	60,235	(32,051)
Net cash used in operating activities	(113,291)	(364,444)

Cash flow from investingactivities:
Purchase of plant and equipment	-	(2,456)

Net cash used in investing activities	-	(2,456)

Cash flow from financing activities:
Advance from a director	99,772	389,405
Net cash generated from financing activities	99,772	389,405

Foreign currency translation adjustment	23,554	(18,811)

Net change in cash and cash equivalents	10,035	3,694

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	9,855	6,161

CASH AND CASH EQUIVALENTS, END OF YEAR	$19,890	$9,855

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S (DEFICIT) EQUITY

FOR THE YEARS ENDED DECEMBER31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Paid-up capital	Accumulated other comprehensive income	Accumulated losses	Total stockholder’s equity (deficit)

Balance as of January 1, 2017	$143,892	$-	$(29,383)	$114,509

Foreign currency translation adjustment	-	3,519	-	3,519

Net income for the year	-	-	(108,437)	(108,437)

Balance as of December 31, 2017	$143,892	$3,519	$(137,820)	$9,591

Foreign currency translation adjustment	-	6,894	-	6,894

Net loss for the year	-	-	(194,683)	(194,683)

Balance as of December 31, 2018	$143,892	$10,413	$(332,503)	$(178,198)

See accompanying notes to consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.

DESCRIPTION OF BUSINESS AND ORGANIZATION

Guangzhou Monte Fino Yacht Company Limited (the “Company”) was incorporated as a private limited liability company on October 18, 2011 in the People’s Republic of China the (“PRC”). The Company through its subsidiaries, mainly engages in the sales and rendering the yacht services in the PRC.

Pursuant to its Articles of Association, the registered capital is amounted to RMB1,000,000 at its inception.

As of December 31, 2018, the sole stockholder of the Company is Mr. Yun-Kuang Kung, who owned RMB999,140 representing 100% equity interest of the Company.

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities and place of operation	Particulars of registered/ paid up share capital	Effective interest held

Guangzhou Hysoul Yacht Company Limited	The People’s Republic of China	Provision of yacht service	Registered: RMB10,000,000 Paid up: RMB 20,000	100%

Guangzhou Khashing Yacht Company Limited	The People’s Republic of China	Provision of yacht service	Registered: RMB 10,000,000 Paid up: RMB 0	90%

The Company and its subsidiaries are hereinafter referred to as (the “Company”).

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

●

Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

●

Use of estimates and assumptions

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the years reported. Actual results may differ from these estimates.

●

Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

●

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●

Accounts receivables

Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. At the end of fiscal year, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. As of December 31, 2018 and 2017, there was no allowance for doubtful accounts.

●

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful life
Service yacht	10 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

●

Impairment of long-lived assets

In accordance with the provisions of Accounting Standards Codification (“ASC”) Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as plant and equipment held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. There has been no impairment charge for the years ended December 31, 2018 and 2017.

●

Revenue recognition

Under Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topc 606), the Company recognizes revenue when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services.

The Company derives its revenues from the sale and rendering of yacht services and recognizes in full upon completion of delivery to the receiver’s location or services to the customers. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

●

Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying consolidated statements of changes in stockholder’s equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●

Income taxes

The Company adopted the ASC 740 “Income Tax” provisions of paragraph 740-10-25-13, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

●

Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the ASC 740 provisions of Section 740-10-25 for the years ended December 31, 2018 and 2017.

●

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is United States Dollar ("US$") and the accompanying consolidated financial statements have been expressed in US$. In addition, the Company and its subsidiaries are operating in the PRC and maintain its books and record in its local currency, Renminbi (“RMB”), which is a functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “ Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statements of changes

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

in stockholder’s equity.

Translation of amounts from RMB into US$ has been made at the following exchange rates for the years ended December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Year-end RMB:US$ exchange rate	0.14542	0.15369
Annual average RMB:US$ exchange rate	0.15118	0.14799

●

Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service is provided.

●

Related parties

The Company follows the ASC 850-10, “Related Party” for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

●

Commitments and contingencies

The Company follows the ASC 450-20, “Commitments” to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

●

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts receivable, other receivable, deposits and prepayments, accounts payable, accrual liabilities and other payables, and amount due to a director approximate their fair values because of the short maturity of these instruments.

●

Recent accounting pronouncements

In January 2017, the Financial Accounting Standard Board (“FASB”) issued ASU 2017-04,  Intangibles - Goodwill and Other (Topic 350) : Simplifying the Accounting for Goodwill Impairment (“ASU 2017-04”). ASU 2017-04 removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

fair value, not to exceed the carrying amount of goodwill. This standard, which will be effective for the Company beginning in the first quarter of fiscal year 2020, is required to be applied prospectively. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company is currently evaluating the impact this standard will have on its consolidated financial statements.

In June 2018, the FASB issued ASU 2018-07,  Improvements to Nonemployee Share-Based Payment Accounting (“ASU 2018-07”), which supersedes ASC 505-50 and expands the scope of ASC 718 to include all share-based payments arrangements related to the acquisition of goods and services from both employees and nonemployees. For public companies, the amendments are effective for annual reporting periods beginning after December 15, 2018, including interim periods within those annual periods. Early adoption is permitted, but no earlier than a company's adoption date of ASC 606. The Company does not believe that the adoption of ASU 2018-07 will have a material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued Accounting Standard Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) , which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement, including, among other changes, the consideration of costs and benefits when evaluating disclosure requirements. For public companies, the amendments are effective for annual reporting periods beginning after December 15, 2019, including interim periods within those annual periods. Early adoption is permitted. The Company is currently assessing the impact that adopting this new accounting guidance will have on the Company’s financial statements and footnote disclosures.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

3.

GOING CONCERN UNCERTAINTIES

The accompanying consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has experienced the continuous losses for the years ended December 31, 2018 and 2017. Also, at December 31, 2018, the Company has incurred an accumulated deficit of $332,503.

The continuation of the Company as a going concern through December 31, 2019 is dependent upon the continued financial support from its stockholder. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

4.

PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	As of December 31,
	2018	2017

Service yacht, at cost	$379,350	$379,350
Less: accumulated depreciation	(73,842)	(36,528)
Less: foreign translation difference	(18,067)	(1,407)
	$287,441	$341,415

Depreciation expense for the years ended December 31, 2018 and 2017 were $37,314 and $36,528, as part of operating expenses, respectively.

5.

AMOUNT DUE TO A DIRECTOR

As of December 31, 2018 and 2017, amount due to a director of the Company, Mr. Yun-Kuang Kung, which was unsecured, interest-free and had no fixed terms of repayment. Imputed interest from related party loan is not significant.

6.

STOCKHOLDER’S DEFICIT

As of December 31, 2018 and 2017, the Company’s paid-in capital was amounted to RMB999,140, equivalent to $143,892 and $143,892, respectively.

7.

INCOME TAX

The Company and its subsidiaries are operating in the PRC are subject to the Corporate Income Tax Law of the People’s Republic of China at a unified income tax rate of 25%.

For the years ended December 31, 2018 and 2017, the Company generated net operating losses and no provision for income tax has been recorded.

As of December 31, 2018 and 2017, the Company incurred $142,896 and $19,927 of net operating losses carryforward available for income tax purposes that may be used to offset future taxable income and will begin to expire in 5 years from the year of incurrence, if unutilized. The Company has provided for a full valuation allowance against the deferred tax assets on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the deferred tax assets and liabilities of the Company as of December 31, 2018 and 2017:

	As of December31,
	2018	2017

Deferred tax assets:
Net operating loss carryforwards	35,724	4,982
Less: valuation allowance	(35,724)	(4,982)
Deferred tax assets, net	$-	$-

8.

PENSION COSTS

The Company is required to make contribution to their employees under a government-mandated defined contribution pension scheme for its eligible full-times employees in the PRC. The Company is required to

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

contribute a specified percentage of the participants’ relevant income based on their ages and wages level. During the years ended December 31, 2018 and 2017, $3,165 and $1,177 contributions were changed to general and administrative expenses in the consolidation statements of operations accordingly.

9.

RELATED PARTY TRANSACTIONS

From time to time, the stockholder and director of the Company advanced funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and due on demand. The imputed interest on the loan from a related party was not significant.

Free Office Space from its Stockholder

The Company has been provided office space by its stockholder at no cost for the years ended December 31, 2018 and 2017. The management determined that such cost is nominal and did not recognize the rent expense in its consolidated financial statements.

Apart from the transactions and balances detailed elsewhere in these accompanying consolidated financial statements, the Company has no other significant or material related party transactions during the years presented.

10.

CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)

Major customers

There was no single customer exceeding 10% of the Company’s revenue for the years ended December 31, 2018 and 2017.

All of the Company’s customers are located in the PRC.

(b)

Major vendors

There was no single vendor exceeding 10% of the Company’s purchase for the years ended December 31, 2018 and 2017.

All of the Company’s vendors are located in the PRC.

(c)

Economic and political risk

The Company’s major operations are conducted in the PRC. Accordingly, the political, economic, and legal environments in the PRC, as well as the general state of the PRC’s economy may influence the Company’s business, financial condition, and results of operations.

(d)

Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of RMB converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

11.

COMMITMENTS AND CONTINGENCIES

(a)

Operating lease commitments

As of December 31, 2018 and 2017, the Company has no material commitments under operating leases.

(b)

Capital commitment

As of December 31, 2018 and 2017, the Company has no material capital commitments in the next twelve months.

12.

SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2018, up through the date the Company issued the audited consolidated financial statements. During the period, the Company had the following subsequent events.

On October 15, 2019, the Company completed the acquisition of 100% ownership of Guangzhou Monte Fino Yacht Co., Ltd., a Chinese limited liability company.